UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2022

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ravich Sale Bonus Release Agreement

On April 16, 2022, in connection with completion of the previously announced sale of all of the outstanding shares of common stock of Phoenix Color Corp. (the “Phoenix Color Sale”) by ALJ Regional Holdings, Inc. (the “Company”), the Company and Jess Ravich entered into that certain Sale Bonus Release Agreement (the “Ravich Release Agreement”), pursuant to which the Company agreed to pay to Mr. Ravich a bonus payment in the amount of $1.6 million, less any applicable federal, state and local tax and other withholdings (the “Ravich Sale Bonus”), in full settlement and satisfaction of Mr. Ravich’s rights under Section 3 of Appendix A to that certain existing First Amended and Restated Employment Agreement, dated June 21, 2020 (the “Ravich Employment Agreement”) with the Company (the “Ravich Bonus Provisions”). Mr. Ravich acknowledged and agreed that the amounts payable under the Ravich Bonus Provisions were voluntarily waived by him in connection with the payment of the Ravich Sale Bonus and agreed to provide a general release of the Company and its affiliates or subsidiaries from claims relating to the Ravich Bonus Provisions and the Ravich Sale Bonus.

The foregoing description of the Ravich Release Agreement does not purport to be complete and is qualified in its entirety by reference to the Ravich Release Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference, and to the Ravich Employment Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2020.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sale Bonus Release Agreement, dated April 16, 2022, by and between ALJ Regional Holdings, Inc. and Jess Ravich
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101.INS)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

April 18, 2022	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)